Exhibit 10.2(b)

Text Encoding: CMBC-HT-494 (XW2012)

Maximum Guarantee Contract

No.: 2014 SHJZBZEZ No. 014-3

CHINA MINSHENG BANKING CORP., LTD.

Prompt of Party D: the text of this Contract is announced in Party D’s website (www.cmbc.com.cn). All the Parties hereto must carefully read all the terms and conditions of this Contract before signature of this Contract. In case of any unclear information, please consult us immediately and we will answer you actively. When the text of this Contract is signed by all the Parties, all the Parties hereto shall be deemed to have agreed all the terms and conditions of this Contract and have full understanding of the legal meanings of relevant rights, obligations, limitation of liability and disclaimer.

Maximum Guarantee Contract

Guarantor:                       Pan Dangyu                                         (hereinafter referred to as Party A)

Legal Representative / Principal: ID card No.: 430104196803184316

Address:

P.C.:

Tel.:

Pledgor:                                                                                       (hereinafter referred to as Party B)

Legal Representative / Principal:

Address:

P.C.:

Tel.:

Mortgagor:                                                                                 (hereinafter referred to as Party C)

Legal Representative / Principal:

Address:

P.C.:

Tel.:

Secured Party: CHINA MINSHENG BANKING CORP., LTD. SHENZHEN BRANCH (hereinafter referred to as Party D)

Principal: Ou Yangyong

Address: Minsheng Bank Building, Xinzhou No. 11 Street, Futian District, Shenzhen City

P. C.: 518048

Tel.:

(If the Guarantor is a natural person, please fill the effective identity certificate name and number after “Legal Representative / Principal”).

In order to ensure the execution of the Main Contract between SHENZHEN HIGHPOWER TECHNOLOGY CO., LTD. (hereinafter referred to as the Debtor under the Main Contract) and Party D, Party A is willing to provided maximum joint guarantee liability for the debts under the Main Contract; Party B is willing to provide maximum pledge guarantee for the debts under the Main Contract to the extent of its properties; and Party C is willing to provide maximum mortgage guarantee for the debts under the Main Contract to the extent of its properties. In accordance with relevant national laws and regulations, the Parties hereto make and enter into this Contract upon consensus through consultation. All the Parties shall commonly abide by this Contract.

Party A, Party B and Party C are hereinafter referred to collectively as the Guarantor.

Part 1

Chapter 1 Guaranteed principal creditor's right

Article 1 Guaranteed principal creditor's right

The principal creditor's right hereunder is as following 1.1 :

1.1 Party D’s all creditor’s rights (including contingent liabilities) under the Comprehensible Credit Granting Contract of 2014 SHJZBZEZ No. 014 made and entered into by and between the Debtor under the Main Contract and Party D (the contract and the specific business contract produced under the contract commonly constitute the Main Contract of this Contract, hereinafter referred to as the Main Contract). The period of the principal creditor’s rights secured with maximum guarantee is from May 22, 2014 to May 22, 2015.

1.2 Party D’s all creditor’s rights (including contingent liabilities) under all the contracts made and entered into by and between Party D and the Debtor under the Main Contract during the period from                         to                          (period of the principal creditor’s rights) (all these contracts and the specific business contracts under these contracts commonly constitute the Main Contract of this Contract, hereinafter referred to as the Main Contract).

1.3 Party D’s all unpaid creditor’s rights under                        of No                      . (the contract and the specific business contract produced under the contract commonly constitute the Main Contract of this Contract, hereinafter referred to as the Main Contract). The period of the principal creditor’s rights secured with maximum guarantee is from                        to                        .

1.4 Others:

Article 2 Maximum amount of creditor’s rights

2.1 The maximum amount of creditor’s rights guaranteed by the Guarantor is (in words) twenty million Yuan only (in figures) (20,000,000.00) and the currency is RMB. The exchange rate of foreign currencies other than RMB shall be converted according to the rate of foreign exchange issued by Party B when the specific business actually occurs.

2.2 The maximum amount of creditor’s rights is the maximum limit of the balance of unpaid creditor’s rights. Provided that the balance of unpaid creditor’s rights is not higher than the said maximum limit, the Guarantor agrees to undertake guarantee liability for all the accounts payable caused within the guarantee scope specified herein.

Chapter 2 Guarantee

Article 3 Party A is willing to provide guarantee for the debts under the Main Contract according to the following              mode:

3.1 Joint liability guarantee.

3.2 Periodic joint liability guarantee, Party A shall bear periodic joint liability guarantee for the principal creditor’s rights of the Debtor under the Main Contract caused during the following              period:

3.2.1 From the date of signature of this Contract to the date when the effective housing ownership certificate and housing other rights certificate of the mortgaged real estate under the Main Contract;

3.2.2 From the date of signature of this Contract to _______________;

3.2.3 Others: ____________________________.

Chapter 3 Pledge

Article 4 Party B shall provide maximum pledge guarantee for Party D for all the debts under the Main Contract to the extent of the pledged property specified in the following annex ___________. Refer to annex 1 for the pledged property in details.

4.1 List of pledged rights;

4.2 List of pledged movable properties;

4.3 List of pledged fixed deposit account or security deposit account in the card/passbook (hereinafter referred to collectively as the special account);

4.4 List of pledged accounts receivable;

4.5 Others: ____________________________________.

According to Party D’s requirements, Party B □ shall □ may not (express with “√”in □ for option and “×”in □ for deletion) handle insurance for the pledged property under this Contract. If Party B may not handle insurance for the pledged property under this Contract, the insurance clauses of this Contract shall be inapplicable.

Article 5 Party B shall submit to Party D the pledged property under this Contract (document of title where it is pledged with rights) on the date of signature of this Contract, or Party B shall go through the formalities for pledge registration with the relevant pledge registration organ within fifteen days as of the date of effectiveness of this Contract. If the formalities for pledge registration for the pledged property hereunder are not handled due to causes attributable to Party B, Party D may charge Party B penalty according to the following standard: __% of the amount of secured principal creditor’s rights. Should the document of title be endorsed for pledge or transfer according to the provisions of relevant laws, Party B shall endorse the document of title and indicate the pattern “Pledge” prior to delivery of the document of title.

Article 6 Where the pledged property is accounts receivable, Party B shall open with Party D a special account for repayment of loan pledged with accounts receivable, account No. ____________, specifically for collecting the accounts receivable that the debtor of the accounts receivable pays Party B. Party B agrees to provide pledge guarantee for Party D with the funds in the special account. Without Party D’s consent, Party B shall have no right to use any money in the special account.

Article 7 Both Party B and Party D confirm that the value of the pledged property hereunder is RMB (in words)___________ (in figures) (___________ ) when this Contract is signed. The (appraisal / agreement) value is provided for reference only and the final value of the pledged property shall accord with the funds (or net incomes) from actual disposal of the pledged property when the right to pledge is realized.

Article 8 In the event that the document of title pledged hereunder expires earlier than the maturity date of the debts under the Main Contract (or Party D announces early maturity according to the stipulations of the Main Contract), Party D may cash or take delivery of goods after the maturity of the pledged document of title, and dispose the cashed money or the incomes obtained from sales of the goods according to any one of the following methods:

8.1 To prepay all the debts guaranteed by Party B under the Main Contract;

8.2 To draw and deposit to a third party;

8.3 To deposit in the fixed deposit account or security deposit account (special account, same below) in the card that Party B opened with Party D, account No. (card No.): , continuously used as pledge guarantee for the creditor’s rights under the Main Contract.

Article 9 The co-owner of the pledged property under this Contract agrees to pledge the pledged property hereunder and agrees to accept the terms and conditions of this Contract.

Pledged property co-owner (1) __________, Identity certificate Name and No.: ___________

Pledged property co-owner (2) __________, Identity certificate Name and No.: ___________

Chapter 4 Mortgage

Article 10 Party C is willing to provide maximum mortgage guarantee for all the debts under the Main Contract with the property listed in the following _________ . Refer to annex 2 for the mortgaged property in details:

1.	List of Mortgaged Property (Movable Property);

2.	List of Mortgaged Property (Real Estate);

3.	List of Mortgaged Property (Transport Means);

4.	List of Mortgaged Property (____)

10.1 According to Party D’s requirements, Party C □ shall □ may not (express with “√”in □ for option and “×”in □ for deletion) handle insurance for the mortgaged property under this Contract. If Party C may not handle insurance for the mortgaged property under this Contract, the insurance clauses of this Contract shall be inapplicable.

10.2 Where the mortgaged property is a real estate, when the real estate is removed:

10.2.1 If the mortgaged property is removed and compensated through exchange of property right, Party D shall have the right to ask the Debtor under the Main Contract to immediately repay the debts under the Main Contract, or ask Party C to take the exchanged real estate as the mortgaged property hereunder and conclude and sign a new mortgage contract and handle mortgage registration. When the formalities for new mortgage registration are not completed, the Debtor under the Main Contract shall provide other guarantees according to Party D’s requirements.

10.2.2 If the mortgaged property is removed and compensated with compensation money, Party D shall have the right to ask Party C to deposit the compensation money to Party D and sign a pledge contract, and the receipt of the compensation money shall be taken as the guarantee under the Main Contract; or ask Party C to open a special security deposit account with Party D and sign a pledge contract, and the compensation money shall be deposited in the special account as the guarantee under the Main Contract.

Article 11 Both Party C and Party D confirm that the value of the mortgaged property hereunder is RMB (in words____________) (in figures) ( __________). The (appraisal / agreement) value is provided for reference only and the final value of the mortgaged property shall accord with the funds (or net incomes) from actual disposal of the mortgaged property when the right to mortgage is realized.

Article 12 The co-owner of the mortgaged property under this Contract agrees to mortgage the mortgaged property hereunder and agrees to accept the terms and conditions of this Contract.

Mortgaged property co-owner (1) _________ , Identity certificate Name and No.: ____________

Mortgaged property co-owner (2) __________, Identity certificate Name and No.: __________

Article 13 Party C and Party D shall, within fifteen days as of the date of effectiveness of this Contract, go through the formalities for mortgage registration with the relevant mortgage registration organ. If the formalities for mortgage registration for the mortgaged property hereunder are not handled due to causes attributable to Party C, Party D may charge Party C penalty according to the following standard: % of the amount of secured principal creditor’s rights.

Chapter 5 Liability for breach

Article 14 Party A, Party B and Party C shall perform their obligations specified in this Contract. Party A, Party B or Party C’s failure to wholly or partly perform its obligations specified herein shall constitute a default. In case of any default, Party D shall have the right to choose any one or several of the following measures to ask the default party to bear liability for breach:

14.1 The default party shall pay a penalty equivalent to % of the amount of creditor’s rights under the Main Contract. Where the penalty is not enough to make up Party D’s losses, the default party shall make compensation for the actual losses.

14.2 Party D has the right to ask the default party to undertake guarantee liability.

Chapter 6 Miscellaneous

Article 15 Others agreed by the Parties hereto:

15.1 The Guarantor acknowledges and agrees that the creditor’s rights it secures under the Main Contract may be generated between Party D and the Debtor under the Main Contract, and between Party D and the credit-drawing third person designated by the Debtor under the Main Contract (including but not limited to the operating entity of or other third party designated by the Debtor under the Main Contract), to which the Guarantor shall have no objection. The Guarantor agrees to provide guarantee for all the unpaid creditor’s rights of Party D for the credit-drawing person under the Main Contract according to the stipulations of this Contract.

15.2

Article 16 This Contract has been made out in three originals for Party D holding one and for the other parties each holding one, which shall be equally authentic.

Part 2

Chapter 1 Representations and warranties

Article 17 For the purpose of signing and performing this Contract, the Guarantor hereby gives to the other parties hereto the following representations and warranties:

17.1 The Guarantor acknowledges and agrees all the terms and conditions of the Main Contract, and is willing to provide guarantee for the Debtor under the Main Contract;

17.2 The Guarantor has sufficient capacity for civil rights and capacity for civil conducts. The Guarantor has obtained enough authorization for concluding and performing this Contract;

17.3 The Guarantor ensures good credit status and no major bad credit record;

17.4 The Guarantor ensures not to refuse the performance of guarantee obligation for an excuse of any dispute with a third party;

17.5 The Guarantor is willing to accept Party D’s investigation and understanding of the credit status and performance capability of the Guarantor. The Guarantor ensures to provide relevant information and data faithfully, including personal career, marital state, conditions of assets, incomes, expenditures, liabilities and external security;

17.6 The Guarantor ensures that the explanation and certification concerning its credit conditions, financial and accounting statements or other related data and materials provided by Party D are genuine and legitimate and have no false representation and concealed information. During the valid period of this Contract, the Guarantor shall provide financial statements and materials (including but not limited to balance sheet, income statement and cash flow statement) faithfully according to Party D’s requirements and positively coordinate Party D to investigate, understand and supervise the Guarantor’s production, operating and finance conditions;

17.7 During the period of conclusion of this Contract and the valid period of this Contract, the Guarantor shall not provide any third party with guarantee in any form without Party D’s consent;

17.8 The Guarantor ensures that, when this Contract is signed, the Guarantor has never have nor has any litigation, arbitration, administrative proceeding, or any executive proceeding of juridical or administrative authorities which are presented and may have major adverse effect on the Guarantor’s performance of guarantee liability, or other potential major dispute; meanwhile, the Guarantor has no major debt or contingent liability which has not disclosed to Party D;

17.9 If the legal registered name or effective identity certificate number of the Guarantor is changed, the Guarantor shall, within five days as of the date of obtaining of the official document and/or certificate changed, notify Party D in written form and submit the originals and copies of the document/certificate changed to Party D for examination;

17.10 Party B and Party C ensure that they are the lawful owner or disposer of the mortgaged / pledged property under this Contract. If the mortgaged / pledged property hereunder is commonly owned, they have obtained the co-owner’s consent;

17.11 Party B and Party C ensure that the establishment of mortgage / pledge under this Contract will not be restricted nor cause illegal situation;

17.12 Party B and Party C ensure that all the certificates of property right or use right of the mortgaged / pledged property and other effective proof documents that they provide or submit to Party D are genuine, legitimate and valid;

17.13 Party B and Party C ensure that the mortgaged / pledged property under this Contract has not been leased before the establishment of guarantee, or has been leased but Party D was notified in written form. If the mortgaged property hereunder is leased after the establishment of guarantee, Party C shall ensure to obtain Party D’s consent in advance and notify the lessee of the establishment of guarantee;

17.14 Party B and Party C ensure not to conduct any activity in violation of national laws and regulations by taking advantage of the guaranteed property under this Contract.

17.15 Party B and Party C ensure that they have not disposed or established other guarantee for the guaranteed property hereunder prior to the signature of this Contract, or they have established any other guarantee and have notified Party D in written form; there is not other third party’s right to the guaranteed property; without Party D’s written consent, they shall not present, transfer, re-mortgage or dispose the mortgaged property in any other from prior to the cancellation of guarantee pursuant to this Contract.

17.16 Where the mortgaged property under this Contract is a real estate, Party B shall ensure to notify Party D of the renewal information immediately after it obtains the information about removal of the mortgaged real estate;

17.17 Without Party D’s written consent, Party B shall not ask for unfreezing, reporting for loss, withdrawing in advance or disposing the pledged property in any other form by any excuse;

17.18 Where the pledged property under this Contract is a deposit certificate of Party B in other bank, Party B shall ensure to coordinate Party D to complete the formalities for mortgagee of the deposit certificate and other formalities required by Party D prior to delivery of the relevant document of title, and the fixed deposit must be taken with a seal impression or password. Party B shall ensure to provide Party D with the seal impression reserved in the deposit bank. Where the pledged property under this Contract is the right of a deposit certificate or accounts receivable, Party B shall coordinate Party D to complete the formalities for obtaining the deposit bank’s confirmation letter and the accounts receivable debtor’s confirmation letter prior to delivery of the relevant document of title;

17.19 In case of omission or error of the contents registered for guarantee or any change of the registered contents, Party B and Party C agree Party D or others entrusted by Party D to continuously handle the formalities for registration of change according to the actual situations and the conditions after change.

Article 18 For the purpose of signing and performing this Contract, Party D hereby gives the following representations and warranties:

18.1 Party D has obtained sufficient authorization for signing and concluding this Contract;

18.2 Party D promises to keep confidential the other parties’ information and business secrets acquired during the performance of this Contract, unless otherwise prescribed by laws and regulations.

Chapter 2 Guarantee

Article 19 The guarantee scope of any one guarantor shall be the principal of the guaranteed principal creditor’s rights specified in this Contract and other accounts payable. Other accounts payable include interest, default interest, compound interest, penalty, damages, expenses for realization of creditor’s rights and guarantee right (including but not limited to legal cost, attorney fee, business traveling expenses, expenses for settlement of the real estate mortgagor and maintenance cost) and all other reasonable expenses payable. Other accounts payable covered in the said scope shall be listed in the scope of guarantee liability that one guarantor shall undertake but shall not be listed in the maximum limit of balance of the principal secured under this Contract.

Article 20 In the event that the Debtor under the Main Contract changes the loan purpose privately, one guarantor shall bear guarantee liability for the main debts under the Main Contract and the default interest and penalty arising from misappropriation of loan, except that Party D and the Debtor under the Main Contract have malicious collaboration.

Article 21 As agreed by all the Parties hereto, Party D is entitled to announce determination of the principal creditor’s rights under the maximum guarantee in any event of default, except under the circumstances prescribed by laws.

Article 22 Party D is entitled to exercise the guarantee right if (1) the performance period of the debts specified in the Main Contract expires (including early maturity of debts announced by Party D in accordance with the Main Contract) and the Debtor under the Main Contract fails to repay the debts according to the stipulations of the Main Contract; or (2) there is any breach of contract specified in the Main Contract; or (3) there is any circumstance under which the Guarantor shall bear liability for breach according to the stipulations of this Contract.

Article 23 Party D is entitled to exercise the guarantee right for the guaranteed property by the following method:

23.1 Through consultation with the Guarantor, discount the guaranteed property to offset debts or be compensated firstly from the incomes obtaining from selling at auction or selling off the guaranteed property;

23.2 Apply to the people’s court for selling at auction or selling off the guaranteed property, and be compensated firstly from the incomes therefrom;

23.3 Where the pledged property is accounts receivable, besides sub-clause 23.1 and sub-clause 23.2, Party D is entitled to take the following methods for exercising the right to pledge the pledged property:

23.3.1 Party B is compensated firstly from the funds paid by the debtor of the accounts receivable;

23.3.2 Through concluding an agreement with Party B, Party B transfers the accounts receivable under this Contract to Party D for disposal;

23.4 Where the pledged property is the deposit in the special account, Party D is entitled to deduct relevant money directly from the special account for repaying debts;

23.5 Where the pledged property hereunder is any right, besides sub-clause 23.1 and sub-clause 23.2, Party D is entitled to dispose the pledged property unilaterally by the following methods:

23.5.1 Transfer the pledged right or allow others to use the pledged right and be compensated firstly from the transfer fee and licensing fee obtained therefrom;

23.5.2 Cash the document of title or sell of the goods taken, and be compensated firstly from the funds obtained therefrom.

Article 24 At the request of Party D, one guarantor requested must assist Party D in obtaining all necessary approvals or agreements related to realization of the creditor’s rights of Party D, or assist Party D in handling all the necessary procedures.

Article 25 The funds obtained by Party D from exercising the guarantee right under this Contract shall be used for repaying the debts of Party D according to the following order: (1) expenses for realization of creditor’s rights and guarantee right; (2) penalty; (3) damages; (4) compound interest; (5) default interest; (6) interest; (7) principal. Party D is entitled to change this order.

Article 26 Insurance for the guaranteed property

26.1 Should Party B and Party C handle insurance for the guaranteed property according to Party D’s requirements, Party B and Party C shall handle insurance procedures for the guaranteed property taking Party D as the sole beneficiary or insurant in the insurance company which is accepted through consultation. When this Contract is signed, the Guarantor shall submit the original of the insurance policy for the guaranteed property to Party D for keeping.

26.2 The insurance contract shall be accepted by Party D. There shall be no clause damaging or restricting Party D’s rights and interests in the insurance contract. The insurance shall be kept effective all the time before the termination of this Contract and shall not be interrupted or cancelled by any excuse. If insurance is interrupted, Party D shall have the right to handle insurance procedures on behalf and all the expenses arising therefrom shall be borne by the related guarantor. The related guarantor shall not conduct any behavior which may result in the insurance company’s refusal of claim settlement.

26.3 The related guarantor shall not conduct any behavior which may result in the insurance company’s refusal of claim settlement, or the related guarantor shall bear the legal consequences arising therefrom;

26.4 In case of any insurance accident prior to repayment of all the debts by the Debtor under the Contract, the insurance compensation shall be taken as the guaranteed property under this Contract and be deposited in the account designated by Party D.

Article 27 If the Debtor under the Contract and Party D have an agreement to amend the Main Contract, increase of the principal of the principal creditor’s rights, extension of the period of the Main Contract and transfer of debts by the Debtor under the Contract shall be consented by the Guarantor, and the other changes may not be consented by the Guarantor. All the guarantors promise to undertake guarantee liability according to the contract amended.

Article 28 The guarantee liability undertaken by the Guarantor may not be affected by, nor be exempted or reduced due to, other guarantees under the Main Contract and this Contract. Party D is entitled to claim one guarantor for guarantee right. All the guarantors under this Contract waive the priority of defense right for any other guarantee (including but not limited to right of plea for preference claims and defense on the self things of the debtor).

Article 29 As agreed by the Guarantor, Party D has the right to transfer any or all of its principal creditor’s rights under this Contract to a third party. Party D may not obtain the Guarantor’s consent nor notify the Guarantor when Party D transfers its principal creditor’s rights.

Article 30 Where the pledged property is accounts receivable, in addition to other terms and conditions of this Contract, Party B shall also observe the following terms and conditions:

30.1 When this Contract is signed, Party B shall submit to Party D the original of the basic contract which has been concluded under this Contract and the original of relevant document of title for other accounts receivable (if any). Party B shall ensure to submit to Party D all the basic contracts signed after the conclusion of this Contract within five working days after the signature of such a contract;

30.2 If Party B applies to Party D for withdrawing and using the funds in the special account for repayment of pledge loan of the accounts receivable after the debtor of the accounts receivable pays the funds to the special account for repayment of pledge loan of the accounts receivable specified in this Contract, Party B shall submit the proof materials accredited by Party D and supplement relevant accounts receivable to the special account for repayment of pledge loan of the accounts receivable, or Party D shall have the right to refuse Party B’s application;

30.3 In the event that the period for the debtor of the accounts receivable to perform the obligation of payment expires earlier than the expiry date of the performance period of the debts under the Main Contract, Party D may use the money paid by the debtor of the accounts receivable to prepay the principal creditor’s rights secured hereunder or deposit the money to the special account for repayment of pledge loan of the accounts receivable opened by Party B with Party D, when the money may be continuously taken as the pledge guarantee for the principal creditor’s rights secured hereunder or be withdrawn or deposited to a third party.

Article 31 In addition to other terms and conditions of this Contract, Party A shall also observe the following terms and conditions:

31.1 The guarantee period under this Contract shall be from the date of effectiveness of this Contract to two years after the expiry date of the period for performance of debts by the Debtor under the Main Contract specified in the Main Contract. If the business under the Main Contract is bank acceptance or bank guarantee, the date of external payment shall be deemed as the expiry date of the performance period of the debt. If the business is discount of draft, payment refusal date of the draft shall be deemed as the expiry date of the performance period of the debt.

31.2 If Party D requests Party A to undertake guarantee liability according to the stipulations of this Contract, Party D is entitled to choose by itself to exercise the right of set-off directly from the Guarantor’s any other account (including but not limited to current deposit or fixed deposit) opened with any breach of China Minsheng Banking Corp. Ltd. or ask the Debtor under the Main Contract to make repayment continuously. In case of interest loss and any other loss caused due to such deduction behavior, Party D shall bear no liability and shall not be deemed as a waiver of the right for asking the debtor to make repayment continuously and bearing expansion of loss for an excuse of no deduction.

31.3 After Party D claims to exercise the guarantee right and requests Party A to undertake guarantee liability, if Party A agrees to establish new maximum joint guarantee liability pursuant to this Contract to guarantee all the principal creditor’s rights of Party D under the Main Contract, it is unnecessary to make and enter into a new contract for the newly established maximum guarantee.

Article 32 If the Guarantor adds new guaranteed property after the establishment of Party D’s guarantee right under this Contract, all the Parties agree to establish new maximum guarantee for the new guaranteed property pursuant to this Contract to guarantee all the principal creditor’s rights of Party D under the Main Contract, and it is unnecessary to make and enter into a new contract for the newly established maximum guarantee.

If there is any remaining of the guaranteed property after Party D exercises the guarantee right, all the Parties agree to establish new maximum guarantee for the remaining guaranteed property pursuant to this Contract to guarantee all the principal creditor’s rights of Party D under the Main Contract, and it is unnecessary to make and enter into a new contract for the newly established maximum guarantee.

Chapter 3 Rights and obligations

Article 33 Rights and obligations of the Guarantor

33.1 The Guarantor acknowledges and agrees all the terms and conditions of the Main Contract, and is willing to sign this Contract ad provide guarantee for the debts under the Main Contract;

33.2 All the expenses for relevant guarantees under this Contract, including but not limited to the expenses for attorney service, tax, property insurance, notarization, appraisal, evaluation, registration and transfer of household, shall be determined by the Parties hereto through consultation in accordance with relevant laws and regulations;

33.3 If Party D agrees to transfer the guaranteed property under this Contract, the Guarantor shall use the funds obtained from transfer of the guaranteed property to repay Party D all the debts guaranteed under the Main Contract or deposit the funds obtained therefrom to the account opened by Party D as the special pledge, or upon consent by Party D, withdraw and deposit the funds to a third party;

33.4 During the valid period of this Contract, Party D shall be notified in writing immediately when there is any event (including but not limited to major change of financial and assets conditions, or involved in litigation, arbitration or administrative punishment, or any other events which may affect one guarantor’s guarantee capability) which endangers one guarantor’s normal business or has adverse effect on one guarantor’s performance of the guarantee obligation under this Contract;

33.5 Party D shall be notified one month in advance if one guarantor has the following changes, including merger, division, combination, shareholding reform, contracting, lease, joint operation, applying for suspension of business for rectification, applying for dissolution, applying for reconciliation /reorganization /bankruptcy, or transferring or disposing any significant assets in other forms, and other behaviors which are enough to affect Party D’s rights and interests;

33.6 If the Guarantor’s name, legal representative, address or permanent dwelling address, mailing address, work unit or contact information is changed, Party D shall be notified within five days after the change;

33.7 During the period of the loan, the Guarantor agrees and authorizes Party D to provide the individual/enterprise credit information and relevant guarantee conditions provided by the Guarantor for the individual enterprise credit information database of the People’s Bank of China and the credit database established upon approval by the competent credit investigation authorities;

33.8 The mortgaged property under this Contract shall be occupied, managed and used by Party C. Party C shall keep properly and use reasonably the mortgaged property to ensure the mortgaged property under sound conditions without any damage. Party D is entitled to check the conditions of management and use of the mortgaged property;

33.9 If the mortgaged property is or may be infringed by any a third party, Party C shall have the obligation to take measures to avoid infringement. In case of damage to or loss of the mortgaged property, Party C shall notify Party D timely and take measures immediately to prevent expansion of losses. Meanwhile, Party C shall timely submit to Party D the certificates of damage and loss causes issued by the relevant competent authorities;

33.10 In the event that the Debtor under the Main Contract fails to repay debts on time (including Party D announces early maturity of the debts in accordance with the stipulations of the Main Contract) as agreed in the Main Contract, Party A shall perform the obligation of repayment on behalf immediately after Party D requests Party A to undertake guarantee liability;

33.11 If the pledged property is damaged or the value of the pledged property is decreased, which is enough to endanger Party D’s rights, Party D shall have the right to request Party B to provide relevant guarantee. In the event that Party B fails to provide relevant guarantee, Party D may unilaterally sell at auction or sell of the pledged property and use the funds obtained therefrom to prepay all the debts guaranteed by Party B under the Main Contract or withdraw and deposit to a third party;

33.12 Where the guaranteed property under this Contract is the deposit in the special account, Party B shall open a special account with Party D on the date of signature of this Contract and deposit the agreed amount of money in the special account. During the pledge period, deposit interest shall be calculated according to corresponding deposit interest rate of the bank. The fruits produced during the pledge period shall be listed in the pledged property under this Contract.

Article 34 Rights and obligations of Party D

34.1 Party D shall keep confidential the materials provided by the other Parties hereto, unless otherwise prescribed by laws and regulations;

34.2 During the valid period of this Contract, Party D is entitled to ask the Guarantor to coordinate Party D in investigating, understanding and supervising the Guarantor’s production, operating and financial conditions; Party D is entitled to ask the Guarantor to provide financial statements and other relevant materials faithfully;

34.3 Party D is entitled to claim the other Parties hereto for liability for breach or ask the other Parties hereto to make compensation to Party D for the actual losses caused to Party D according to the stipulations of this Contract;

34.5 If Party C’s behavior is enough to reduce the value of the mortgaged property, Party D shall have the right to ask Party C to stop such behavior immediately. When the value of the mortgaged property is reduced, Party D shall have the right to ask Party C to restore the value of the mortgaged property or ask Party C to provide a guarantee equivalent to the value reduced. Where Party C does not recover the value of the mortgaged property nor provide a guarantee, Party D shall have the right to ask the Debtor under the Main Contract to prepay debts or provide a new guarantee in full amount;

34.6 When all the debts within the scope of mortgage guarantee specified in this Contract are fully repaid on schedule, Party D shall assist Party C in handling the formalities for cancellation of mortgage registration. The certificate of property right or use right of the mortgaged property, and relevant effective proof documents, if kept by Party D, shall be returned to Party C;

34.7 Where the guaranteed property under this Contract is the deposit in a special account, Party D shall have the right to freeze the deposit in the said special account. The deposit cannot be unfroze until the debts under the Main Contract are fully repaid, except that Party D deducts money from the account for repaying the debts under the Main Contract as specified in this Contract.

Chapter 4 Effectiveness, amendment and cancellation of the Contract

Article 35 This Contract shall come into force (1) upon the signature or seal by all the Parties to Party A other than Party D; and (2) as of the date when Party D makes signature and affixes its official seal /special seal for contract uses only. However, if one guarantor fails to sign this Contract, this Contract shall not be binding upon the guarantor which has not sign but shall be binding upon the other Parties which have signed.

Article 36 Allowed by law, the validity of this Contract shall be independent of the Main Contract and shall not be affected by the invalidity of the Main Contract.

Chapter 5 Dispute settlement

Article 37 Any and all disputes in connection with this Contract shall be settled by the Parties hereto through consultation. Where consultation fails, the dispute shall be governed by the local people’s court at the location where Party D's dwelling address is located.

Article 38 In the event that Party D adopts litigation proceeding for realizing creditor’s rights due to one party’s breach of contract, the default party shall bear the expenses paid by Party D for realizing creditor’s rights and guarantee right (including but not limited to attorney fee and traveling expenses).

Chapter 6 Supplementary provisions

Article 39 Notice and service

39.1 According to the stipulations of this Contract, any and all notices or written communications that one party sends to the other party shall be given by registered post, fax, special delivery or other communication means to the party's address given in the first page of this Contract;

39.2 If sent by registered post, the 4th day after the said document or notice is posted shall be deemed as the date of service and receiving; if sent by fax, the date indicated in the receipt of successful delivery shall be deemed as the date of service and receiving; if sent by special delivery, the date when the special delivery person delivers the said document or notice to the receiver shall be deemed as the date of service and receiving. In case of any change of the contact information, the party of the change shall notify the other party in writing of the contact information changed within five days after the occurrence of change. Afterwards, the notices, documents or applications specified in this article shall be sent to the contact information changed.

Article 40 This Contract is composed of Part 1 and Part 2. For the matters not provided herein, the Parties hereto may have additional agreements and conclude a written agreement as an annex to this Contract. Annexes to this Contract are an integral part of this Contract and shall have the same equal legal force as the text of this Contract.

Article 41 Contents of this Contract shall be determined upon consensus through consultation amongst the signatory Parties. Where there are special provisions, the provisions are supplemented and amended in Article 15 of this Contract. In case of any discrepancy between these special provisions and relevant clauses of this Contract, the special provisions given in Article 15 of this Contract shall prevail.

Article 42 Headlines given in this Contract are provided for reading convenience only and shall not affect or restrict the contents and interpretation of relevant terms and conditions.

Article 43 The situations not agreed in this Contract or Party D’s failure to take actions immediately shall not be deemed as a waiver or restriction of Party D’s legal or agreed rights, unless otherwise stated by Party D.

Article 44 Party D may not obtain the Guarantor’s consent nor notify the Guarantor when it concludes a specific business application or a specific business contract with the Debtor under the Main Contract for handling a specific business.

Article 45 Party D has made detailed explanation and interpretation for all the terms and conditions of this Contract to Party A, Party B and Party C before this Contract is signed. Party A, Party B and Party C have no objection to all the terms and conditions of this Contract and they have accurate understanding of the legal meanings of relevant rights, obligations, limitation of liability or exceptions.

This Contract is signed by the Parties hereto on May 22, 2014.

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Party A:	(Seal)

Legal Representative / Principal	Pan Dangyu (Signature)	(Signature or Seal)

(or Authorized Agent)

(Note: signature is required only if Party A is a natural person.)

Party B and Co-owner:	(Seal)

Legal Representative / Principal	(Signature or Seal)

(or Authorized Agent)

(Note: signature is required only if Party B and the co-owner is a natural person.)

Party C and Co-owner:	(Seal)

Legal Representative / Principal	(Signature or Seal)

(or Authorized Agent)

(Note: signature is required only if Party C and the co-owner is a natural person.)

Party D: CHINA MINSHENG BANKING CORP., LTD. SHENZHEN BRANCH (Special Seal for Comprehensive Credit Granting Contract Uses Only)

Legal Representative / Principal	Ou Yangyong (Siganture)	(Signature or Seal)

(or Authorized Agent)